UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 24, 2011

CAVICO CORP.

(Exact name of registrant as specified in charter)

Delaware	0-52870	20-4863704
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

17011 Beach Blvd., Suite 1230,
          Huntington Beach, California             92647
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (714) 843-5456

Copies to:

Peter DiChiara, Esq.
RICHARDSON & PATEL LLP
750 Third Avenue, 9th Floor
New York, New York 10017
Phone: (646) 755-7391
Fax: (917) 591-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in on Forms 8-K filed on June 2, 2011 and April 22, 2011, Cavico Corp. (the “Company”) received letters  from The NASDAQ Stock Market (“NASDAQ”) stating that because the Company failed to file its Form 10-Q for the period ended March 31, 2011, on or before its due date, and failed to file its Form 10-K for the period ended December 31, 2010, on or before its due date, it is not in compliance with NASDAQ Marketplace Rule 5250(c)(1) (the “Rule”), which requires that a listed company timely file periodic financial reports with the U.S. Securities and Exchange Commission (“SEC” ) as a condition to continued listing of its securities.

Under the NASDAQ Listing Rules, the Company, on June 17, 2011, submitted a plan to NASDAQ requesting an exception to the Rule for up to 180 calendar days from the first delinquent filing’s due date, or until October 12, 2011, to regain compliance with the Rule by filing any past due periodic filings with the SEC.

On June 24, 2011, the Company received a letter from the NASDAQ staff informing the Company that the staff determined not to grant the Company additional time to file its delinquent filings.  Accordingly, the Company’s securities will be delisted from The Nasdaq Stock Market and trading of the Company’s common stock will be suspended at the opening of business on July 6, 2011, and a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on NASDAQ.

The Company’s management, after consulting with its board of directors, has decided it is in the best interest of the Company not to request an appeal. Upon delisting, the Company’s common stock will be eligible to trade in the "Grey Market."  Grey Market securities do not have bid or ask quotations in the OTC Link system or the OTCBB. Broker-dealers must report Grey Market trades to FINRA, so trade data is available on http://www.otcmarkets.com and other public sources.  The Company's stock is not immediately eligible for trading on the over-the-counter market due to the fact that trading in the Company's stock was halted on NASDAQ.  The Company plans to have its stock quoted on the OTC Link system or the OTCBB once it is eligible.  The Company plans on filing all delinquent reports with the SEC and becoming eligible for quotation.

The Company issued a press release regarding the foregoing on June 30, 2011, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Exhibit Description

99.1	Press Release dated June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVICO CORP.

Date: June 30, 2011	By:	/s/ Ha Quang Bui
Ha Quang Bui
Chairman of the Board, President and Chief Executive Officer

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